UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 10, 2018

Gladstone Capital Corporation
(Exact Name of Registrant as Specified in Charter)

Maryland	814-00237	54-2040781
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 287-5800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2018, Gladstone Capital Corporation (the “Company”) appointed Julia Ryan to serve in a temporary capacity as Acting Principal Financial Officer, with such appointment effective immediately. This appointment was made in consideration of the Company’s current Chief Financial Officer and Treasurer, Nicole Schaltenbrand, taking a temporary family medical leave of absence. Ms. Schaltenbrand’s temporary leave of absence will end in June 2018, and, at that point in time, she will return to her position as Chief Financial Officer and Treasurer.

Ms. Ryan, age 37, is the current Chief Financial Officer and Treasurer of Gladstone Investment Corporation, an affiliate of the Company, serving as Chief Financial Officer and Treasurer since July 2015 and Chief Accounting Officer from April 2015 to July 2015. Prior to joining Gladstone Investment Corporation, Ms. Ryan worked as a senior manager in the assurance practice of KPMG LLP from 2004 until 2015.

Item 7.01. Regulation FD Disclosure.

On April 10, 2018, the Company issued a press release, filed herewith as Exhibit 99.1, announcing that the Company’s board of directors (the “Board”) declared monthly cash distributions for the Company’s common stock and 6.0% Series 2024 Term Preferred Stock for each of April, May, and June 2018.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On April 10, 2018, the Company issued a press release, filed herewith as Exhibit 99.2, announcing that Board, including a “required majority” (as such term is defined in Section 57(o) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Board, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% to 150%, effective one year henceforth on April 10, 2019.

The information disclosed under this Item 8.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Gladstone Capital Corporation on April 10, 2018.
99.2	Press Release issued by Gladstone Capital Corporation on April 10, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation

Date: April 10, 2018	By:	/s/ Robert L. Marcotte
Robert L. Marcotte
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Gladstone Capital Corporation on April 10, 2018.
99.2	Press Release issued by Gladstone Capital Corporation on April 10, 2018.